                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 8, 2005

                                   ----------

                              ALLEGHANY CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                       1-9371                 51-0283071
-------------------------------      ----------------        -------------------
(State or other jurisdiction of      (Commission File          (IRS Employer
       incorporation)                    Number)             Identification No.)

                 375 Park Avenue, Suite 3201
                     New York, New York                      10152
          ----------------------------------------         ----------
          (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (212) 752-1356
                                                           --------------

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Item 8.01   Other Events.

     Alleghany Corporation ("Alleghany") is providing updated information relating to its outstanding common stock, par value $1.00 per share (the "Common Stock"), options and performance shares as of April 8, 2005. As of April 8, 2005, there were outstanding 7,730,593 shares of Common Stock, options to purchase 108,006 shares of Common Stock and 101,628 performance shares.

     The following table summarizes information, as of April 8, 2005, relating to the equity compensation plans of Alleghany under which equity securities of Alleghany are authorized for issuance. The amounts presented in this table do not include the 101,628 performance shares because they do not have an exercise price; their value is dependent upon the achievement of certain performance goals over a period of time and they are typically paid one-half in cash and one-half in shares of Common Stock:

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                                                                                                    (c)
                                                                                            Number of securities
                                            (a)                         (b)               remaining available for
                                  Number of securities to        Weighted-average          future issuance under
                                  be issued upon exercise        exercise price of       equity compensation plans
                                  of outstanding options,      outstanding options,        (excluding securities
         Plan category              warrants and rights         warrants and rights       reflected in column(a))
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans
   approved by security
   holders.....................           84,547                      $150.64                    569,727
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Equity compensation plans not
   approved by security
   holders.....................           23,459                      $138.71                        --
                                         -------                                                -------
--------------------------------------------------------------------------------------------------------------------
Total..........................          108,006                                                569,727
                                         =======                                                =======
--------------------------------------------------------------------------------------------------------------------


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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ALLEGHANY CORPORATION




                                       By:  /s/ Peter R. Sismondo
                                          ------------------------
                                            Peter R. Sismondo
                                            Vice President,
                                            Controller,
                                            Treasurer and Assistant
                                             Secretary

Date: April 8, 2005